EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of King Pharmaceuticals, Inc., I, Brian A. Markison, Chief Executive Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

/s/  BRIAN A. MARKISON
Brian A. Markison
President and Chief Executive Officer

Date: November 5, 2010